UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 21, 2004


                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         0-8513                                          22-2058515
(Commission File Number)                    (IRS Employer Identification Number)


62 Broadway, Point Pleasant Beach, New Jersey                      08742
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(Address of principal executive office)                         (Zip Code)


                    732-295-0350
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(Registrant's telephone number, including area code)

                                    FORM 8-K

                                 April 21, 2004

                            CHEFS INTERNATIONAL, INC.


ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 21, 2004, Chefs International, Inc. issued a press release announcing that the Lombardi Restaurant Group, whose previous offers to purchase Chefs' minority shareholders' interests for a cash purchase price of $1.75 per share (subsequently increased to $2.50 per share), which in each instance had been rejected by a Special Committee of Chefs' Board of Directors, had increased its purchase offer to $3.00 per share. The text of the press release is attached hereto as Exhibit 99.4


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (C)     EXHIBITS

                 99.4 Press Release issued by Chefs International, Inc. on April 21, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CHEFS INTERNATIONAL, INC.
                                             -------------------------
                                                   (Registrant)



Dated:   April 21, 2004                     By  /s/ Anthony Papalia
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                                                Anthony Papalia, President